Table of Contents

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

Arrhythmia Research Technology, Inc.
(Name of Registrant as Specified in its Charter)

N/A
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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25 Sawyer Passway • Fitchburg, MA 01420 • (978) 345-5000

April 20, 2004

To the Stockholders of Arrhythmia Research Technology, Inc.:

        You are cordially invited to attend the Annual Meeting of Stockholders of Arrhythmia Research Technology, Inc. on Friday, May 14, 2004. The Annual Meeting will begin at 10:00 a.m. local time at Four Points Sheraton, 99 Erdman Way, Leominster, Massachusetts.

        Information regarding each of the matters to be voted on at the Annual Meeting is contained in the attached Proxy Statement and Notice of Annual Meeting of Stockholders. We urge you to read the enclosed Proxy Statement carefully. Because it is important that your shares be voted at the Annual Meeting, we urge you to complete, date and sign the enclosed proxy card and return it as promptly as possible in the accompanying envelope, whether or not you plan to attend in person. If you are a stockholder of record and do attend the meeting and wish to vote your shares in person, even after returning your proxy, you still may do so.

        We are committed to high standards of corporate governance. This year, our Board has implemented several new codes of conduct and policies, and updated the charters for our Board committees. With the assistance of our Nominating and Corporate Governance Committee, we continue to strive for enhanced transparency and to promote processes of management oversight and controls designed to generate long-term economic value for our shareholders. Thank you for your continued support of and interest in Arrhythmia as we strive to build a company that we are all proud to own.

        We look forward to seeing you in Leominster on May 14, 2004.

Very truly yours,

ARRHYTHMIA RESEARCH TECHNOLOGY, INC.

By:	/s/ E.P. Marinos
E. P. Marinos
Chairman of the Board

ARRHYTHMIA RESEARCH TECHNOLOGY, INC.
25 Sawyer Passway
Fitchburg, MA 01420

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held Friday, May 14, 2004

TO THE STOCKHOLDERS OF ARRHYTHMIA RESEARCH TECHNOLOGY, INC.:

NOTICE IS HEREBY GIVEN that the 2004 Annual Meeting of Stockholders of Arrhythmia Research Technology, Inc., a Delaware corporation (the “Company”), will be held at Four Points Sheraton, 99 Erdman Way, Leominster, Massachusetts, on Friday, May 14, 2004 at 10:00 a.m., local time, for the following purposes, as described in the accompanying Proxy Statement:

1.	To elect one Class III director to hold office until his successor is duly elected and qualified.

2.	To ratify the appointment of BDO Seidman, LLP as the Company’s independent certified public accountants for the year ending December 31, 2004.

3.	To transact any other business which properly may be brought before the Annual Meeting or any adjournment or postponement thereof.

All stockholders are cordially invited to attend the Annual Meeting of Stockholders. Only stockholders of record of the Company at the close of business on April 5, 2004 are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. A complete list of these stockholders will be open for the examination of any stockholder of record at the Company’s principal executive offices located at 25 Sawyer Passway, Fitchburg, Massachusetts for a period of ten days prior to the Annual Meeting. The list will also be available for the examination of any stockholder of record present at the Annual Meeting.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED.

By Order of the Board of Directors,

ARRHYTHMIA RESEARCH TECHNOLOGY, INC.

/s/ E.P. Marinos
Fitchburg, Massachusetts	E. P. Marinos
April 20, 2004	Secretary

TABLE OF CONTENTS
INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
Why did you send me this proxy statement?
What proposals will be addressed at the Annual Meeting?
Who may vote on these proposals?
How many votes do I have?
Why would the Annual Meeting be postponed?
How do I vote by proxy?
How do I vote in person?
May I revoke my proxy?
What vote is required to approve each proposal?
Are there any dissenters' rights of appraisal?
Who bears the cost of soliciting proxies?
Where are Arrhythmia's principal executive offices?
How can I obtain additional information about Arrhythmia?

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

PROPOSALS RECOMMENDED FOR CONSIDERATION BY STOCKHOLDERS
PROPOSAL 1
PROPOSAL 2

STOCKHOLDER PROPOSALS AND SUBMISSIONS

OTHER PROPOSED ACTION

APPENDIX I: Audit Committee Charter

ARRHYTHMIA RESEARCH TECHNOLOGY, INC.
PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 14, 2004

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

WHY DID YOU SEND ME THIS PROXY STATEMENT?

This proxy statement and the enclosed proxy card are furnished in connection with the solicitation of proxies by the Board of Directors of Arrhythmia Research Technology, Inc., a Delaware corporation ("Arrhythmia" or the "Company"), for use at the Annual Meeting of Arrhythmia stockholders to be held at Four Points Sheraton, 99 Erdman Way, Leominster, Massachusetts, on Friday, May 14, 2004 at 10:00 a.m., local time, and at any adjournments or postponements of the Annual Meeting. This proxy statement summarizes the information you need to make an informed vote on the proposals to be considered at the Annual Meeting. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card using the envelope provided.

WHAT PROPOSALS WILL BE ADDRESSED AT THE ANNUAL MEETING?

We will address the following proposals at the Annual Meeting:

1.	The election of the nominee for Class III director identified below to serve for three years;

2.	The ratification of the appointment of BDO Seidman, LLP as the Company's independent certified public accountants for the year ending December 31, 2004; and

3.	Transaction of such other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting

Our Board of Directors has taken unanimous affirmative action with respect to each of the foregoing proposals and recommends that the stockholders vote in favor of each of the proposals.

WHO MAY VOTE ON THESE PROPOSALS?

We will send this proxy statement, the attached Notice of Annual Meeting and the enclosed proxy card on or about April 20, 2004 to all stockholders of the Company. Stockholders who owned shares of Arrhythmia voting stock at the close of business on April 5, 2004 (the "Record Date") are entitled to vote at the Annual Meeting in all matters properly brought before the Annual Meeting.

On the Record Date, the Company had 2,638,573 shares of issued and outstanding common stock, par value $0.01 per share ("Common Stock").

HOW MANY VOTES DO I HAVE?

Each share of Common Stock is entitled to one vote on each matter presented at the Annual Meeting.

WHY WOULD THE ANNUAL MEETING BE POSTPONED?

The Annual Meeting will be postponed if a quorum is not present on May 14, 2004. The presence in person or by proxy of a majority of the voting power of outstanding shares of capital stock of the Company as of the Record Date will constitute a quorum and is required to transact business at the Annual Meeting. If a quorum is not present, the Annual Meeting may be adjourned until a quorum is obtained.

For purposes of determining whether the stockholders have approved matters other than the election of directors, abstentions are treated as shares present or represented and voting, so abstaining has the same effect as a negative vote. Shares held by brokers who do not have discretionary authority to vote on a particular matter and who have not received voting instructions from their customers are not counted or deemed to be present or represented for the purpose of determining whether stockholders have approved that matter, but they are counted as present for the purposes of determining the existence of a quorum at the Annual Meeting.

HOW DO I VOTE BY PROXY?

Whether you plan to attend the Annual Meeting or not, we urge you to complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Annual Meeting and vote in person.

If you properly fill in your proxy card and send it to us in time to vote, your proxy (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board of Directors as follows:

1.	FOR the nominee for Class III director identified below; and

2.	FOR the ratification of the appointment of BDO Seidman, LLP as the Company's independent certified public accountants for the year ending December 31, 2004

If any other matters are presented, your proxy will vote in accordance with his best judgment. At the time this proxy statement went to press, we knew of no matters that needed to be acted on at the Annual Meeting other than those discussed in this proxy statement.

HOW DO I VOTE IN PERSON?

If you plan to attend the Annual Meeting and vote in person on May 14, 2004, or at a later date if the meeting is adjourned or postponed to a later date, we will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a power of attorney executed by the broker, bank or other nominee that owns the shares of record for your benefit and authorizing you to vote the shares.

MAY I REVOKE MY PROXY?

If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in three ways:

1.	You may send in another proxy with a later date.

2.	You may notify Arrhythmia in writing (by you or your attorney authorized in writing, or if the stockholder is a corporation, under its corporate seal, by an officer or attorney of the corporation) at our principal executive offices before the Annual Meeting, that you are revoking your proxy.

3.	You may vote in person at the Annual Meeting.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

Proposal 1:  Election of Director.

A plurality of the eligible votes cast is required to elect the director nominee. A nominee who receives a plurality means he has received more votes than any other nominee for the same director's seat.

Proposal 2:   Ratification of Independent Accountants.

The approval of Proposal 2 requires the affirmative vote of a majority of all of the votes cast at the Annual Meeting, in person or by proxy.

ARE THERE ANY DISSENTERS' RIGHTS OF APPRAISAL?

The Board of Directors is not proposing any action for which the laws of the State of Delaware, the Certificate of Incorporation or the By-Laws of Arrhythmia provide a right of a stockholder to dissent and obtain appraisal of or payment for such stockholder's shares.

WHO BEARS THE COST OF SOLICITING PROXIES?

Arrhythmia will bear the cost of soliciting proxies in the accompanying form and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution.

WHERE ARE ARRHYTHMIA'S PRINCIPAL EXECUTIVE OFFICES?

The principal executive offices of Arrhythmia are located at 25 Sawyer Passway, Fitchburg, Massachusetts and our telephone number is (978) 345-5000.

HOW CAN I OBTAIN ADDITIONAL INFORMATION ABOUT ARRHYTHMIA?

Copies of the Company's 2003 Annual Report on Form 10-KSB is being sent to all stockholders along with this proxy statement. Additional copies will be furnished without charge to stockholders upon written request. Exhibits to the Form 10-KSB will be provided upon written request and payment of an appropriate fee. All written requests should be directed to Arrhythmia Research Technology, Inc., Secretary, 25 Sawyer Passway, Fitchburg, MA 01420.

Arrhythmia is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") which requires that Arrhythmia file reports, proxy statements and other information with the Securities and Exchange Commission ("SEC"). The SEC maintains a website on the Internet that contains reports, proxy and information statements and other information regarding registrants, including Arrhythmia, that file electronically with the SEC. The SEC's website address is http://www.sec.gov. In addition, Arrhythmia's Exchange Act filings may be inspected and copied at the public reference facilities of the SEC located at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, DC 20549; and at the SEC's regional offices at 233 Broadway, New York, NY 10279 and Citicorp Center, 500 West Madison Street, Room 1400, Chicago, IL 60661. Copies of the material may also be obtained upon request and payment of the appropriate fee from the Public Reference Section of the SEC located at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, DC 20549.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

Beneficial Owners of at Least Five Percent of the Common Stock

The following table shows, as of the Record Date and to the best of our knowledge, all persons we know to be beneficial owners of five percent or more of the voting securities of the Company.

	Common Stock
Name and Address of Beneficial Owner (1)	Beneficially Owned (1)	Percent of Class (1)
Dr. Harold Snyder	150,100	5.7%
Russell C. Chambers, M.D	442,113 (2)	16.7%

(1)

Unless otherwise noted in these footnotes, the Company believes that all shares referenced in this table are owned of record by each person named as beneficial owner and that each person has sole voting and dispositive power with respect to the shares of Common Stock owned by each of them. In accordance with Rule 13d-3 under the Exchange Act, each person’s percentage ownership is determined by assuming that the options that are held by that person, and which are exercisable within 60 days, have been exercised. The address of Harold Snyder, M.D. is 411 Lister Street, Waycross, GA 31501 and c/o Arrhythmia Research Technology, Inc. 25 Sawyer Passway, Fitchburg, MA 01420 with respect to Dr. Chambers.

(2)

Includes 2,500 held as custodian for a niece, and 5,000 held in a trust for which he is a trustee. Excludes 149,060 shares of common stock owned by two trusts of which Dr. Chambers’ son and Dr. Chambers’ wife have a beneficial interest. Dr. Chambers does not have any power to vote the shares or dispose of the shares held by the two trusts and disclaims any beneficial ownership of the common stock held by the trusts. Also, excludes 5,302 shares owned by a Foundation of which Dr. Chambers is a co-trustee and as to which Dr. Chambers has relinquished voting power and the power to dispose of the common stock and as to which Dr. Chambers disclaims beneficial ownership.

Security Ownership of Directors and Executive Officers

The following table shows, as of the Record Date, the securities owned by each director and nominee, the named executive officer, and by all of the present directors and executive officers as a group (six persons).

		Common Stock
Name and Address of Beneficial Owner		Beneficially Owned (1)		Percent of Class
	Russell C. Chambers, M.D	442,113	(2)	16.7%
	Julius Tabin, Ph.D	118,824		4.5%
	Paul F. Walter, M.D	62,055		2.3%
	E. P. Marinos	49,448		1.9%
	James E. Rouse	9,000	(3)	0.3%
	All Officers and Directors as a Group (6 Persons)	681,440		25.7%

(1)

Unless otherwise noted in these footnotes, the Company believes that all shares referenced in this table are owned of record by each person named as beneficial owner and that each person has sole voting and dispositive power with respect to the shares of Common Stock owned by each of them. In accordance with Rule 13d-3 under the Exchange Act, each person’s percentage ownership is determined by assuming that the options that are held by that person, and which are exercisable within 60 days, have been exercised. The address of all persons listed above is c/o Arrhythmia Research Technology, Inc. 25 Sawyer Passway, Fitchburg, MA 01420.

(2)

Includes 2,500 held as custodian for a niece, and 5,000 held in a trust for which he is a trustee. Excludes 149,060 shares of common stock owned by two trusts of which Dr. Chambers’ son and Dr. Chambers’ wife have a beneficial interest. Dr. Chambers does not have any power to vote the shares or dispose of the shares held by the two trusts and disclaims any beneficial ownership of the common stock held by the trusts. Also, excludes 5,302 shares owned by a Foundation of which Dr. Chambers is a co-trustee and as to which Dr. Chambers has relinquished voting power and the power to dispose of the common stock and as to which Dr. Chambers disclaims beneficial ownership.

(3)	Includes 6,000 shares issuable upon exercise of options; excludes options to acquire 12,000 shares which are not exercisable.

Interest of Directors and Executive Officers in the Matters to be Acted Upon

Paul F. Walter, M.D. has been nominated for re-election as a Class III director and therefore has an interest in the outcome of Proposal 1.

Section 16(a) Beneficial Ownership Reporting Requirements

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than ten percent of any publicly traded class of our equity securities, to file reports of ownership and changes in ownership of equity securities of the Company with the SEC and the American Stock Exchange. Officers, directors, and greater-than-ten-percent stockholders are required by the SEC’s regulation to furnish Arrhythmia with copies of all Section 16(a) forms that they file.

Based solely upon a review of Forms 3 and Forms 4 furnished to Arrhythmia during the most recent fiscal year, and Forms 5 with respect to its most recent fiscal year, we believe that all such forms required to be filed pursuant to Section 16(a) of the Exchange Act were timely filed, as necessary, by the officers, directors, and security holders required to file the same during the fiscal year ended December 31, 2003 with the following exceptions: Although all filings have been made as of the date hereof each of the following persons had one Form 4 filed after the required submission date, namely, Messrs. Chambers (3 transactions), Marinos (2 transactions), Garrison (1 transaction) and Walter (1 transaction).

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS

Directors and Executive Officers

The directors and executive officers of the Company are as follows:

Name	Age	Title
James E. Rouse	49	President, Chief Executive Officer and Director
David A. Garrison	36	Chief Financial Officer
E. P. Marinos	62	Chairman of the Board (1)
Russell C. Chambers, M.D	60	Director
Julius Tabin, Ph.D	84	Director (1)
Paul F. Walter, M.D	66	Director (1)

(1) E. P. Marinos, Dr. Julius Tabin, and Dr. Paul F. Walter serve as members of the audit committee and are independent directors.

Set forth below are descriptions of the backgrounds of the executive officers and directors of the Company and their principal occupations for the past five years.

James E. Rouse. Mr. Rouse was appointed President and Chief Executive Officer of the Company in October 2002 after serving in the capacity of President and Chief Operating Officer since October of 2001. Previously he had served as Vice President and General Manager of the Company from December 2000 to October 2001. Mr. Rouse has also served as President, Chief Executive Officer and Chief Operating Officer of the Company’s subsidiary, Micron Products, since December 2000, Vice President and General Manager from July 2000 to December 2000 and Plant Operations Manager from December 1996 to July 2000. Prior to joining Micron Products Mr. Rouse held the position of Operations Manager for Jarvis Surgical, Inc. He served in positions of Biomedical Product Manager and Director of Quality Assurance during his employment at Kom TeK, Inc., a subsidiary of Kervick Enterprises, Inc., from 1983 to 1995. He is a graduate of the University of Massachusetts (Amherst) and Worcester Polytechnic Institute, School of Industrial Management.

David A. Garrison. Mr. Garrison was appointed Chief Financial Officer of the Company in November 2002. He joined the Company as Corporate Controller in September of 2002 after nine years as Controller and Chief Financial Officer of H & R 1871, Inc., a privately held manufacturer of single-barrel shotguns. He is a graduate of Miami University (B.S. in Finance, 1990) and Boston University (MBA, 2001).

E. P. Marinos. Mr. Marinos has been CEO of AMT/EPM Associates, a consulting company, since June 1, 2001. Mr. Marinos was President and Chief Executive Officer of Midcoast Interstate Transmission, Inc. (MIT) from June 1997 until June 2001. He also became Corporate Vice President of Administration for Midcoast Energy Resources, Inc. (MRS), MIT’s parent company, in June 1999 and President of Kansas Pipeline Co. in December 1999, a subsidiary of MRS, and held those positions until MRS was sold in June 2001. From March 1995 until June 1997, he was President and Chief Executive Officer of the Company. He is a graduate of Wayne State University (B.S. in Finance and Accounting, 1964) and a member of the AICPA. Mr. Marinos serves as Chairman of the Company’s Board of Directors.

Julius Tabin, Ph.D. Since 1949, Dr. Tabin has been a partner in the law firm of Fitch, Even, Tabin & Flannery. His practice focuses on client counseling, litigation, and licensing in the areas of patents, trademarks, copyrights, trade secrets, related contract, and antitrust law. He is a graduate of the University of Chicago (B.S., 1940; Ph.D. Physics, 1946) and Harvard Law School (LL.B., 1949).

Paul F. Walter, M.D. Dr. Walter is an electrophysiologist and Professor of Medicine at Emory University where he has served on the faculty since 1980. He specializes in cardiology and internal medicine with a focus on arrhythmias, cardiovascular disease and electrophysiology lab. He is a 1961 graduate of the University of Nebraska College of Medicine with graduate studies at the University of Michigan.

Russell C. Chambers, M.D. For more than the past five years, Dr. Chambers has been primarily engaged in the management of his personal investments and a private charitable foundation.

No director is related to any other director or executive officer of the Company or its subsidiaries, and there are no arrangements or understandings between a director and any other person pursuant to which such person was elected as director.

Each executive officer of Arrhythmia is appointed by the Board of Directors and holds his office(s) at the pleasure and discretion of the Board.

There are no material proceedings to which any director, director nominee, executive officer or affiliate of Arrhythmia, any owner of record or beneficially of more than five percent of any class of voting securities of Arrhythmia, or any associate of any such director, officer, affiliate or security holder is a party adverse to Arrhythmia or any of its subsidiaries or has a material interest adverse to Arrhythmia or any of its subsidiaries.

No director, director nominee, officer or affiliate of Arrhythmia, owner of record or beneficially of more than five percent of any class of voting securities of Arrhythmia has, to the company’s knowledge, during the last five years (i) been convicted of any criminal proceeding (excluding traffic violations or similar misdemeanors) or (ii) been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, United States federal or state securities laws or finding any violations with respect to such laws.

The Board of Directors

The Board of Directors oversees the business affairs of Arrhythmia and monitors the performance of management. Pursuant to the Arrhythmia By-Laws, the Board of Directors has established that the Board of Directors shall consist of no less than two and no more than six members; currently the number of seats on the Board is five. The Company’s By-Laws further provide that the Board of Directors be divided in three classes serving staggered three year terms, with each class to be as nearly equal in number as possible. See proposal 1.

Members of the Board of Directors discussed various business matters informally on numerous occasions throughout the year 2003. Thirteen formal actions were taken by vote in Board meetings or by unanimous consent during 2003. Directors are strongly encouraged to attend the Annual Meeting. All of the Company’s directors attended the 2003 Annual Meeting.

Committees of the Board of Directors

The Board of Directors has established the following standing committees, namely, an Audit Committee, a Compensation Committee, an Executive Committee, a Nominating and Corporate Governance Committee, and a Succession Committee.

Audit Committee. The Audit Committee assists the Board of Directors in the oversight of the audit of the Company’s financial statements and the quality and integrity of its accounting, auditing and financial reporting processes. The Audit Committee also has the responsibility of reviewing the qualifications, independence and performance of the Company’s independent auditor and is responsible for the appointment, retention, oversight and, where appropriate, termination of the independent auditor. During 2003, the Audit Committee held four meetings. Its current members are E.P. Marinos (Chairman), Dr. Julius Tabin, and Dr. Paul Walter. The Board of Directors has determined that each of the members of the Audit Committee meets the criteria for independence under the applicable listing standards of the American Stock Exchange, and that Mr. Marinos also qualifies as an “audit committee financial expert,” as defined by the rules adopted by the SEC. The Board of Directors has adopted a written charter for the Audit Committee, which is reviewed annually by the Audit Committee. The current Audit Committee Charter (as approved in March 2004) is attached as Appendix I to this proxy statement.

Compensation Committee. The principal functions of the Compensation Committee are to evaluate the performance of the Company’s senior executives, to consider the design and competitiveness of the Company’s compensation plans, to review and approve senior executive compensation and to administer the Company’s Stock Option Plan. Its current members are Dr. Russell Chambers and Dr. Paul Walter. During the fiscal year ending December 31, 2003, the Compensation Committee did not hold any formal meetings, but held four informal meetings.

Executive Committee. The Executive Committee is composed of three members: Dr. Russell C. Chambers, E. P. Marinos, and Dr. Julius Tabin. The principal functions of the Executive Committee are reviewing and evaluating significant business and policy decisions and making recommendations to the full Board of Directors. The Executive Committee met eight times in the fiscal year 2003.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is presently composed of two members of the board: Mr. E.P. Marinos and Dr. Julius Tabin, each of whom is an independent director as independence is defined by the rules and regulations of the American Stock Exchange. The Nominating and Corporate Governance Committee assists the Board in identifying individuals qualified to be directors, oversees the composition, structure and evaluation of the Board and its Committees, and develops and maintains a set of corporate governance guidelines. The Nominating and Corporate Governance Committee reviews these guidelines regularly and recommends changes as necessary or appropriate. A copy of the Nominating and Corporate Governance Committee Charter is available on the Company’s website; www.arthrt.com. During the fiscal year ending December 31, 2003, the Committee did not hold any formal meetings.

Succession Committee. The Succession Committee is composed of five members: Mr. James E. Rouse, Dr. Paul Walter, Dr. Russell C. Chambers, E. P. Marinos, and Dr. Julius Tabin. The Succession Committee assists the Board in monitoring the preparation and adequacy of succession plans for Executive Officer positions. During the fiscal year ending December 31, 2003, the Committee did not hold any formal meetings.

Code of Conduct and Ethics

The Company has adopted a Code of Conduct and Ethics that applies to all its employees as well as its principal executive, financial and accounting officers. A copy of the Code can be found on the Company’s website at http://www.arthrt.com/code_of_ethics.html. The Company intends to satisfy the disclosure requirements regarding any amendments to, or waivers from, a provision of the Code that applies to its principal executive, financial and accounting officers by posting such information on its website at the address set forth above.

Report of the Audit Committee

The information contained in this Proxy Statement with respect to the Audit Committee Report and charter and the independence of the members of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent that the Company specifically incorporates it by reference in such filing.

The Audit Committee has reviewed and discussed with management and the Company’s independent auditors, BDO Seidman, LLP, the Company’s audited consolidated financial statements for the year ended December 31, 2003 and discussed all accounting issues.

Management has the primary responsibility for the Company’s financial statements and the Company’s accounting, auditing and financial reporting processes. The Audit Committee is not providing any expert or special assurance as to the Company’s financial statements. The Company’s independent auditor is responsible for expressing an opinion on the conformity of the Company’s financial statements with accounting principles generally accepted in the United States. The Audit Committee is not providing any professional certification as to the independent auditor’s work product.

The Audit Committee’s review and discussion with the Company’s independent auditors included matters requiring discussion pursuant to Statement on Auditing Standards No. 61 (Communications with Audit Committees). The Audit Committee further discussed with BDO Seidman, LLP, matters relating to its independence, and has received the written disclosures and letter from it required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

On the basis of the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Board approve the inclusion of the Company’s audited consolidated financial statements for the year ended December 31, 2003 in the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003 for filing with the SEC.

By the members of the Audit Committee:
E. P. Marinos, Chairman
Dr. Julius Tabin
Dr. Paul Walter

Audit Committee Pre-Approval of Audit and Non-Audit Services

The Audit Committee pre-approves all audit and permissible non-audit services provided to the Company by the independent auditor. These services may include audit services, audit-related services, tax services and other services. The Audit Committee has adopted policies and procedures for the pre-approval of services provided by the independent auditor. Such policies and procedures provide that management and the independent auditor shall jointly submit to the Audit Committee a schedule of audit and non-audit services for approval as part of the Annual Plan for each fiscal year. In addition, the policies and procedures provide that the Audit Committee may also pre-approve particular services not in the Annual Plan on a case-by-case basis. Management must provide a detailed description of each proposed service and the projected fees and costs (or a range of such fees and costs) for the service. The policies and procedures require management and the independent auditor to provide quarterly updates to the Audit Committee regarding services rendered to date and services yet to be performed.

As permitted under the Sarbanes-Oxley Act of 2002, the Audit Committee may delegate pre-approval authority to one or more of its members, for audit and non-audit services to a subcommittee consisting of one or more members of the Audit Committee. Any service pre-approved by a delegatee must be reported to the Audit Committee at the next scheduled quarterly meeting.

Nominees to the Board of Directors

Paul F. Walter, M.D. is the Board of Director’s nominee for re-election as a Class III director to the Board of Directors to serve for a three year term expiring at the 2007 Annual Meeting. See “Information about Directors and Executive Officers” above for information relative to their respective business experience.

The Company’s Nominating and Corporate Governance Committee, as described below, identifies new director candidates through recommendations from members of the Committee, other Board members and executive officers of the Company and will consider candidates who are recommended by security holders, as described below. The Committee and the Board will consider such factors as it deems appropriate to assist in developing a Board and committees that are diverse in nature and comprised of experienced and seasoned advisors. These factors may include decision-making ability, judgment, personal integrity and reputation, experience with businesses and other organizations of comparable size, experience as an executive with a publicly traded company, and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board.

Security holders who want to recommend to the Committee a candidate for director may do so by submitting to the Company’s Secretary in writing biographical information about the candidate, a description of the candidate’s qualifications and the candidate’s consent to the recommendation. If the candidate is to be considered for nomination at the next Annual Meeting of stockholders, the submission must be received by the date and in accordance with the procedures described under “Stockholder Proposals and Submissions.”

The Committee will evaluate new director candidates in view of the criteria described above, as well as other factors the Committee deems to be relevant, through reviews of biographical and other information, input from others, including members of the Board and executive officers of the Company, and personal discussions with the candidate when warranted by the results of these other assessments. The Committee will evaluate any director candidates recommended by security holders under the same process. In determining whether to recommend to the Board the nomination of a director who is a member of the Board, the Committee will review the Board performance of such director and solicit feedback about the director from other Board members.

Communicating with the Board

The Board desires to foster open communications with its security holders regarding issues of a legitimate business purpose affecting the Company. Each Board member is willing to accept correspondence. Communications from shareholders should be in the form of written correspondence and sent via registered mail or overnight delivery to the Company’s corporate office, care of the Secretary. Electronic submissions of security holder correspondence will not be accepted. The correspondence shall include supporting documentation evidencing the security holder’s stock or other holdings in the Company. The Secretary shall pass on any such communication, other than a solicitation for a product or service or a request for copies of reports filed with the Commission, to the appropriate Board member. Any security holder correspondence addressed generically to the Board of Directors will be forwarded to the Chairman of the Board.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Executive Officer Compensation

The following table sets forth information regarding annual and long-term compensation with respect to the fiscal years ended December 31, 2003, 2002 and 2001, paid or accrued by the Company to or on behalf of those persons who were, during the fiscal year ended December 31, 2003, the Company’s Chief Executive Officer and the Company’s most highly compensated executive officers serving as such as of December 31, 2003 whose compensation was in excess of $100,000 (the “Named Executive Officer”).

Summary Compensation Table

					Long Term		All Other
		Annual Compensation			Compensation		Compensation
					Securities	Restricted
Name and				Other Annual	Underlying	Stock
Principal Position	Year	Salary($)	Bonus($) (1)	Compensation ($)	Options (2)	Awards
James E. Rouse (3)	2003	128,400	18,900	--	--	--	--
President and CEO	2002	112,500	10,000	--	--	--	--
	2001	100,000	--	--	30,000	--	--

(1)	Unless otherwise indicated, bonuses shown were paid in the fiscal year following the year in which services were provided.
(2)	Indicates number of shares of Common Stock underlying options.
(3)	Mr. Rouse was appointed President and Chief Executive Officer of the Company in October 2002. He served as President and Chief Operating Officer of the Company from October 2001 to October 2002.

Option and Stock Appreciation Right Grants in Fiscal Year Ended December 31, 2003

There were no grants of stock options and stock appreciation rights to the Named Executive Officer during fiscal year 2003.

Stock Option and Stock Appreciation Right Exercises and Holdings

The following table summarizes certain information related to the exercise of options to acquire shares of Common Stock by the Named Executive Officer during the 2003 fiscal year. The table also sets forth the value of options and stock appreciation rights held by the Named Executive Officer at December 31, 2003.

Aggregated Option Exercises in 2003 and Option Values at December 31, 2003

			Number of Securities		Value of Unexercised in-the-
	Shares		Underlying Unexercised Options		Money Options
	Acquired	Value	Options at December 31, 2003		at December 31, 2003 (1)
Name	on Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
James E. Rouse	3,000	$88,290	9,000	18,000	$264,870	$529,740

(1)

The value of unexercised “in-the-money” options equals the difference between the option exercise price and the closing price of the Company’s stock at year end, multiplied by the number of shares underlying the options. The closing price of the Company’s stock on December 31, 2003, as reported on AMEX, was $31.43.

Compensation Committee Report on Executive Compensation

The following report of the Compensation Committee (the “Committee”) is not soliciting materials and as such is not deemed filed with the SEC nor incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language in any such filing.

The Compensation Committee is responsible for establishing and reviewing the Company’s executive compensation policies, advising the full Board of Directors on all compensation matters and administering the Company’s Stock Option Plan and administered the 2003 Stock Bonus Plan. In 2003 the Committee was comprised of Dr. Russell C. Chambers and Dr. Paul F. Walter.

All decisions of the Committee relating to compensation of the President and Executive Officer are reviewed and approved by the other non-employee Directors.

Compensation Policy

The Company’s executive compensation policies are designed to foster the Company’s business goals of achieving profitable growth and premium returns to stockholders. The principal objectives of these policies are as follows: (1) to attract, motivate and retain executives of outstanding ability and character; (2) to provide rewards that are closely related to the performance of the Company and the individual executive by placing a portion of compensation at risk; and (3) to align the interests of executives and stockholders through long-term, equity-based incentives and programs to encourage and reward stock ownership.

This report discusses the manner in which base salaries, short-term incentive compensation and long-term, equity-based incentives for the Company’s executive officers, including the Company’s President and Executive Officer, were determined for the 2003 fiscal year.

Executive Compensation

The key components of executive compensation are base salary, short-term incentive compensation and long-term, equity-based incentives. Base salaries are generally targeted to be competitive with the salaries paid at other companies of similar size and complexity within and outside the medical device manufacturing industries.

Base Salary. Salary level targets are established so that the Company can attract and retain the most qualified employees. In determining an executive officer’s salary, the Compensation Committee considers, but does not assign specific weights to, the following factors: internal factors involving the executive’s level of responsibility, experience, individual performance, and equity issues relating to pay for other Company executives, as well as external factors involving competitive positioning, overall corporate performance, and general economic conditions. No specific formula is applied to determine the weight of each factor.

Incentive Compensation Program. The Company maintains an incentive compensation program for substantially all officers and executives designed to reward such individuals for their contributions to corporate and individual objectives. In the past, the programs have provided additional compensation based on performance and profits of those operations for which the various executives have responsibility.

Long-Term Incentive Compensation. The Company also grants stock options and other equity incentives under the Stock Option Plan in order to link compensation to the Company’s long-term growth and performance and to increase Stockholder value. The Committee has broad discretion to establish the terms of such grants to eligible employees of the Company and its subsidiaries. It grants awards to designated employees upon commencement of employment or following a significant change in an employee’s responsibility or title. Awards are based on guidelines relating to the employee’s position in the Company that are set by the Committee, as well as the employee’s current performance and anticipated future contributions. The Committee also considers the amount and terms of stock options previously granted to each of the employees. The Committee individually evaluates these factors with respect to each executive and then the Committee reaches a consensus on the appropriate award.

Compensation of President and Chief Executive Officer. James E. Rouse was named President and Chief Executive Officer of the Company in October 2002. Pursuant to the terms of his employment agreement, his annual rate of compensation in 2003 was $126,000. Mr. Rouse was awarded a cash bonus of $18,900 in fiscal 2003 in recognition of the performance of the Company and his contribution thereto.

This report on executive compensation is made by and on behalf of the Company’s Compensation Committee.

Russell C. Chambers, M.D.
Paul F. Walter, M.D

Director Compensation

Each non-employee director receives cash compensation of $2,000 per quarter and an annual fee of $1,000 per committee membership. Additionally, each non-employee director receives $500 cash for each meeting (including committee meetings) at which such director is present in person and $250 for each meeting (including committee meetings) at which such director is present by telephone. During fiscal year 2003, directors received the following fees: Messrs. Marinos and Tabin, $20,000 each; Dr. Chambers, $19,000 and Dr. Walter, $17,000. From time to time, the Board of Directors grants stock options to non-employee directors. In fiscal year 2003, no grants were made to any directors.

Dr. Russell C. Chambers, a director and principal shareholder of the Company, performs consulting services for the Company and in exchange the Company pays a portion of his health insurance premiums. The portion of health insurance premiums paid by the Company was approximately $7,400 in 2003 and 2002.

Employment Agreements

In October 2001, the Company entered into a five year employment agreement with Mr. Rouse, the Company’s President and Chief Executive Officer, under which he receives base compensation of $100,000 per year, subject to annual review for raises in accordance with Company policy, and bonus compensation and other benefits as the Company may institute. The Company also provides Mr. Rouse with medical and dental benefits in accordance with the Company’s group plans. If the Company terminates Mr. Rouse’s employment without cause, Mr. Rouse is entitled to his then base compensation and medical and dental benefits for a period of twelve months. In the event of a sale of all or substantially all of the Company’s assets or a sale or transfer of the Company’s voting securities resulting in a change in the ownership of a majority of the Company’s voting securities, the Company may terminate Mr. Rouse’s employment, in which event Mr. Rouse is entitled to the greater of his current base compensation up to the date of termination or his base compensation for a period of twenty-four months, as well as eighteen months of medical and dental benefits. In addition, Mr. Rouse’s employee stock options become immediately vested and exercisable upon a change of control as described above.

Consulting and Other Agreements

None.

Compensation Committee Interlocks and Insider Participation

None.

Equity Compensation Plan Information

The following table provides information, as of December 31, 2003, with respect to our equity compensation plans:

	Number of securities to	Weighted-average	Number of securities remaining
	be issued upon exercise	exercise price of	available for future issuance under
	of outstanding options,	outstanding options,	equity compensation plans (excluding
	warrants and rights	warrants and rights	securities reflected in column (a))
Plan category	(a)	(b)	(c)
Equity compensation
plans approved by	52,000	$3.37	145,000
security holders
Equity compensation
plans not approved	2,360	N/A	--
by security holders

Total	54,360	$3.37	145,000

On December 13, 2003, the Company’s Board of Directors adopted the 2003 Stock Bonus Plan. The Board’s objective in adopting the Plan based on the recommendation of the Compensation Committee was to secure the benefits of the incentive inherent in ownership of the Company’s securities through the grant of stock to selected non-officer employees. An aggregate of 3,000 shares were available for issuance to employees and an aggregate of 2,360 shares of common stock were awarded to approximately 38 employees (none of whom were executive officers or directors) with a market value as of December 31, 2003 of $74,175. The Stock Bonus Plan terminated by its terms as of December 31,2003.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The following paragraphs set forth the reportable transactions in the last fiscal year between Arrhythmia and its executive officers, directors or affiliates. See “Compensation of Directors and Executive Officers — Employment Agreements” and “Director Compensation” for descriptions of the terms of employment and consulting agreements between Arrhythmia and certain officers and directors.

Transactions with Management and Others

To date, all transactions between the Company and its officers, directors or their affiliates have been approved or ratified by a majority of the directors who did not have an interest in, and who were not employed by the Company at the time of such transaction. The Company’s Audit Committee reviews and oversees transactions between the Company and its executive officers and directors. The Company believes that all transactions entered into with affiliates of the Company were on terms no less favorable than could have been obtained from unaffiliated third parties.

Dr. Tabin, a Director and shareholder of the Company, is a partner of a law firm that represents the Company with respect to patent and other intellectual property law matters. Fees for services and patent costs paid to this firm were approximately $17,000 and $19,000 for fiscal years ended 2003 and 2002, respectively.

PROPOSALS RECOMMENDED FOR CONSIDERATION BY STOCKHOLDERS

PROPOSAL 1
ELECTION OF DIRECTOR

The Company’s By-Laws provide that the number of directors, as determined from time to time, shall not be less than two or more than six. The By-Laws further provide that the Board of Directors be divided into three classes (Class I, Class II and Class III) serving staggered three-year terms, with each class to be as nearly equal in number as possible. The Board of Directors currently consists of five (5) members, namely, James E. Rouse and Russell C. Chambers (Class I with terms expiring at the 2005 annual meeting); E. P. Marinos and Julius Tabin (Class II with terms expiring at the 2006 annual meeting) and Paul F. Walter (Class III with term expiring at the 2004 annual meeting).

The Board of Directors has concluded that the nomination and re-election of Paul F. Walter as a Class III director is in the best interests of the Company and recommends stockholder approval of the re-election of Paul F. Walter for a three-year term (expiring at the 2007 Annual Meeting), and until his successor has been duly elected and shall qualify.

The remaining directors will continue to serve in their positions for the remainder of their terms. Biographical information concerning Dr. Walter and the other Arrhythmia directors can be found under “Information About Directors and Executive Officers.”

The persons named in the proxy will vote FOR the nominee, except where authority has been withheld as to the particular nominee.

The nominees for director receiving a plurality of the votes represented by the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon will be elected as director. The nominee has consented to being named in this Proxy Statement and to serve his term if elected. If the nominee should for any reason become unavailable for election, proxies may be voted with discretionary authority by the persons appointed as proxies for any substitute designated by the Board of Directors of the Company.

The Board recommends that stockholders vote FOR the nominee for reelection to the Board of Directors of the Company.

PROPOSAL 2
TO RATIFY APPOINTMENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Audit Committee has concluded that the continued engagement of BDO Seidman, LLP (“BDO”) as our independent public accountants is in the best interests of Arrhythmia. BDO has acted as the Company’s auditors since 1998.

The stockholders of the Company are being asked to ratify this appointment. The Company has been informed that neither BDO nor any of its partners have any direct financial interest or any material indirect financial interest in the Company nor have had any connection during the past three years with the Company in the capacity of promoter, underwriter, voting trustee, director, officer or employee.

A representative of BDO is expected to be present at the Annual Meeting, to make a statement if so desired, and to respond to any appropriate questions.

The Audit Committee, prior to recommending the reappointment of BDO Seidman, LLP, considered the qualifications of that firm, including its performance previously, its reputation for integrity, competence in the fields of accounting and auditing and its independence.

Audit Fees

The following table presents fees for professional services rendered by BDO Seidman LLP for the audit of the Company’s annual financial statements for the years ended 2003 and 2002 and fees billed for other services rendered by BDO Seidman LLP for fiscal years 2003 and 2002:

	2003	2002
Audit fees	$84,000	$87,700
Audit-related fees	4,500	--
Tax fees	14,375	12,400
All other fees	--	1,900

Audit Fees
Audit Fees for 2003 and 2002 consist of fees for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s quarterly reports and amounted to $84,000 and $87,700, respectively.

Audit-Related Fees
Audit-Related Fees for 2003 and 2002 were for assurance and related services rendered that are reasonably related to the audit and reviews of our financial statements for the years ended December 31, 2003 and 2002, exclusive of the Audit Fees above. These fees include benefit plan audits, assistance with registration statements and consents not performed directly in connection with audits and amounted to $4,500 and $0, respectively, of which 100% was approved by the Board of Directors.

Tax Fees
Tax Fees for 2003 and 2002 consist of tax service fees for compliance work, as well as tax planning and tax advice and amounted to $14,375 and $12,400, respectively, of which 100% was approved by the Board of Directors.

All Other Fees
In 2002, other fees of $1,900 consisted of work performed around the never completed acquisition of a competitor.

Recommendation and Vote

To be approved, this proposal requires the affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereon.

The Board recommends that stockholders vote FOR the ratification of the appointment of BDO Seidman, LLP as the Company’s independent certified public accountants for the fiscal year ending December 31, 2004.

STOCKHOLDER PROPOSALS AND SUBMISSIONS

Stockholders are entitled to submit proposals on matters appropriate for stockholder action and have that proposal included in the Company’s proxy statement consistent with the Company’s By-Laws and the regulations of the SEC. Should a Stockholder intend to present a proposal at the 2005 Annual Meeting and have that proposal included in the Company’s proxy statement, it must be received by the Secretary of the Company C/O Arrhythmia Research Technology, Inc., 25 Sawyer Passway, Fitchburg, MA 01420 not later than December 5, 2004 and must comply with all of the requirements of Rule 14a-8 under the Exchange Act in order to be included in the Company’s Proxy Statement and proxy card relating to that meeting.

Stockholders of the Company may nominate candidates for election to the Board of Directors and submit other matters for consideration at the Company’s annual meeting by providing written notice to the Company not later than 90 days in advance of the annual meeting, unless the annual meeting is held on a date other than the second Tuesday of May, in which case the stockholder notice must be given within ten days after the first public disclosure of the scheduled date of the annual meeting. Nominations for elections of directors to take place at a special meeting are required to be received by the close of business on the seventh day following the date on which notice of such meeting is given to stockholders. In the case of director nominations, the notice must contain the stockholder’s and nominee’s name and address, a representation that the stockholder is a holder of record of the Company entitled to vote at the meeting and intends to appear at the meeting (in person or by proxy) to nominate the nominee, a description of any arrangements or understanding between the stockholder and the nominee, the consent of the nominee to serve if so elected and such other information as would be required by the rules of the SEC to be included in a proxy statement.

Notices of other business must contain a brief description of the business to be brought before the meeting, the stockholder’s name and address, a representation as to stockholder status and intent to appear at the meeting to propose the business, and a description of any material interest of the stockholder in the matter.

A copy of the relevant By-law provisions containing the requirements for making stockholder proposals may be obtained by contacting the Company’s Secretary at the executive offices of the Company.

OTHER PROPOSED ACTION

The Board of Directors does not intend to bring any other matters before the Annual Meeting, nor does the Board of Directors know of any matters which other persons intend to bring before the Annual Meeting. If, however, other matters not mentioned in this proxy statement properly come before the Annual Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with the recommendation of the Board of Directors.

By Order of the Board of Directors
ARRHYTHMIA RESEARCH TECHNOLOGY, INC
/s/ E.P. Marinos
E. P. Marinos, Secretary

Fitchburg, Massachusetts
April 20, 2004

APPENDIX I

ARRHYTHMIA RESEARCH TECHNOLOGY, INC.
AUDIT COMMITTEE CHARTER

(a)  PURPOSE

The primary purpose of the Committee is to assist the Board of Directors (the “Board”) in fulfilling its oversight responsibility to shareholders, potential shareholders and the investment community relative to the audits of the Arrhythmia Research Technology, Inc. (the “Company” or “Arrhythmia”) financial statements; the qualifications, independence and performance of the Company’s independent auditor; and the quality and integrity of the Company’s accounting, auditing and financial reporting processes.

The Committee, in its capacity as the Audit Committee of the Board, has direct responsibility for the appointment, compensation, retention and oversight of the work of any registered public accounting firm employed by Arrhythmia (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. Any such firm engaged shall report directly to this Committee.

Although the Committee has the authority and responsibilities set forth in this Charter, the primary role of the Committee is oversight. It is not the duty of the Committee to conduct audits, to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles and applicable laws, rules and regulations, or to otherwise assure the Company’s compliance with applicable laws, rules and regulations. These are the respective responsibilities of management and the independent auditor.

(b)  AUTHORITY

The Committee has the ultimate authority and responsibility to select, evaluate, and where appropriate, replace the outside auditor. The outside auditors are ultimately accountable to the Audit Committee for such auditors’ review of the financial statements and controls of Arrhythmia.

The Committee’s prior approval is required for all auditing services and non-audit services except to the limited extent permitted by law.

In discharging its responsibilities hereunder, the Committee is empowered to investigate any significant matter brought to its attention with full access to all books, records, facilities and personnel of the Company.

The Committee shall have the authority to engage independent legal, accounting and other advisors as it determines necessary to carry out its duties.

The Committee may form and delegate authority to subcommittees consisting of one or more members to (a) grant pre-approvals of auditing services and non-audit services to be proved to the Company by the independent auditor or (b) to perform other duties (subject to Board approval) as appropriate.

(c)  MEMBERSHIP REQUIREMENTS

The Committee shall be comprised of two or more members of the Board, which members shall meet the applicable independence and financial literacy requirements of the American Stock Exchange, the Securities and Exchange Commission (the “SEC”) and the Sarbanes-Oxley Act of 2002 and shall be free of any material relationship with the Company that, in the opinion of the Board, would interfere with the exercise of independent judgment. In addition, at least one member of the Committee shall have the financial sophistication to the extent and as required by the American Stock Exchange and applicable law.

(d)  STRUCTURE AND PROCESSES

Appointment of Members, Chair. Committee members shall be appointed by the Board at its annual organizational meeting; members shall serve until their successors are duly appointed and qualified at which time the Board shall designate a Chairman of the Committee from among the members of the Committee. Vacancies occurring in the Committee may be filled by appointment of the Board and no member of the Committee shall be removed except by vote of a majority of Directors present at any regular or special meeting of the Board.

Meetings. The Committee may hold regular meetings on such days and at such times as it shall determine.  The Committee shall meet on at least a quarterly basis, and more frequently as circumstances dictate. Minutes of the meetings and records of the Committee shall be regularly kept by the Secretary or a person appointed by the Committee to do so.

All meetings require the presence of a majority of the members of the Committee to conduct business. Each Committee member shall have one vote. All actions or determinations by the Committee must be by majority vote of the members present except such actions as may be delegated to subcommittees.

Rules and Guidelines. The Committee may adopt such other rules and guidelines for its meetings and other activities as it deems appropriate.

(e)  DUTIES AND RESPONSIBILITIES

        The Committee shall have the following common recurring duties and responsibilities:

A.	Financial Statements

1.

Review and discuss with management and the independent auditor financial statements and related information contained in the Company’s Annual Reports on Form 10-KSB and Quarterly Reports on Form 10-QSB, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” prior to filing.

	2.	Review and discuss with management and, as appropriate, the independent auditor, prior to issuance, financial information provided by the Company to the general public or any regulatory body.

	3.	Recommend to the Board, if appropriate, that the Company’s annual audited financial statements be included in the Company’s Annual Report on Form 10-KSB.

	4.	Prepare the report of the Committee required to be included in the Company’s annual proxy statement.

B.	Independent Auditor

1.

Select, appoint, retain, oversee and evaluate the work of and, where appropriate, replace the independent auditor (or nominate the independent auditor to be proposed for shareholder approval in any proxy statement), who is ultimately accountable to the Committee and will report directly to the Committee.

2.

Review and approve all audit and non-audit services to be performed by the independent auditor and the related fees and compensation for such services. The Committee may establish pre-approval policies and procedures for such services that comply with applicable laws, rules and regulations.

3.

Ensure that the independent auditor submits to the Committee a formal written statement (consistent with Independent Standards Board Standard No. 1) at least annually delineating all relationships between the independent auditor and the Company and all services provided by the independent auditor to the Company that may impact the objectivity and independence of the independent auditor; actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact its objectivity or independence; and take, or recommend that the Board take, appropriate action to oversee the independence of the independent auditor.

C.	Accounting, Auditing and Financial Reporting Processes

1.

In consultation with management, the internal auditors and the independent auditor, review the quality and integrity of the Company’s accounting, auditing and financial reporting processes, including internal controls and operating procedures and practices.

	2.	Resolve any disagreements between management and the independent auditor regarding financial reporting.

3.

Review and discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 — Communication with Audit Committees, as amended, relating to the conduct of the audit.

4.

Receive reports submitted to the Committee by the independent auditor pursuant to Section 10A(k) of the Securities Exchange Act of 1934 regarding: (i) critical accounting policies and practices to be used in the audit; (ii) alternative treatments of financial information; and (iii) material written communications between the independent auditor and management.

	5.	Establish procedures for the confidential anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

	6.	Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting or auditing matters.

7.

Review and discuss with the Chief Executive Officer and the Chief Financial Officer their respective conclusions set forth in the Company’s Annual Reports on Form 10-KSB and Quarterly Reports on Form 10-QSB, regarding the effectiveness of the Company’s disclosure controls and procedures.

8.

Review and discuss with the Chief Executive Officer and the Chief Financial Officer any matters required to be disclosed by such officers pursuant to Rule 13a-14 of the Securities Exchange Act of 1934 regarding any significant deficiencies in the design or operation of the Company’s internal control over financial reporting which could adversely affect the Company’s ability to record, process, summarize and report financial data.

9.

Review and discuss with the Chief Executive Officer and the Chief Financial Officer any matters required to be disclosed by such officers pursuant to Rule 13a-14 of the Securities Exchange Act of 1934 regarding any fraud involving management or other employees who have a significant role in the Company’s internal control over financial reporting.

D.	Other

	1.	Receive reports from the Company’s legal counsel regarding any material violation of law or any material breach of fiduciary duty by the Company, an officer, employee or any agent of the Company.

	2.	Receive reports from the independent auditor regarding illegal acts that have been detected by or have otherwise come to the attention of the independent auditor in the course of the audit.

3.

Review and oversee transactions between the Company and its directors and executive officers. For purposes of this Section V.D.3, “transaction” shall not include payment of compensation to, or participation in benefit plans by, directors or executive officers in such capacities or as employees of the Company.

	4.	Engage independent legal, accounting and other advisors as it determines necessary to carry out its duties and determine appropriate compensation for such advisors.

	5.	Determine appropriate funding for payment of ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

	6.	Report regularly to the Board regarding issues arising before, and actions taken by, the Committee.

	7.	Review and reassess the adequacy of this Charter periodically as circumstances dictate, but no less frequently than annually, and recommend any proposed changes to the Board for approval.

	8.	Perform any other activities consistent with this Charter, the Company’s Certificate of Incorporation and By-laws, and governing law as the Committee or the Board deems necessary or appropriate.

_________________

ARRHYTHMIA RESEARCH TECHNOLOGY, INC.
This Proxy Is Solicited by the Board of Directors for the Annual Meeting of
Stockholders to be Held on May 14, 2004.

        The undersigned stockholder acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement, each dated April 20, 2004, and hereby appoints Judith A. Lucier, proxy for the undersigned, with full power of substitution to vote all the undersigned’s shares of common stock of Arrhythmia Research Technology, Inc. (the “Company”) at the Annual Meeting of Stockholders of the Company to be held at Four Points Sheraton, 99 Erdman Way, Leominster, Massachusetts, on Friday, May 14, 2004 at 10:00 am, local time, and any adjournments or postponements thereof.

1.	Election of Class III Director (3 year term) Nominee: Paul F. Walter, M.D.

☐ VOTE FOR or ☐ VOTE WITHHELD

2.	To ratify the Appointment of BDO Seidman, LLP as the Company's independent certified public accountants for the year ending December 31, 2004

☐ VOTE FOR ☐ VOTE AGAINST ☐ ABSTAIN

3.	Other Matters
In their discretion, to vote with respect to any other matters that may come before the Meeting or any adjournment thereof, including matters incident to its conduct.

Please sign and date on the reverse side.

        The board of directors recommends a vote FOR the nominees and proposals above and if no specification is made, the shares will be voted for such nominees and proposals.

PLEASE SIGN AND DATE:

Dated:________________________, 2004

Signature

Printed Name

Signature

Printed Name

(Joint Owners Should Each Sign, Attorneys-in-Fact, Executors, Administrators, Custodians, Partners, or Corporate Officers Should Give Their Full Title.)

        Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE DATE, SIGN AND RETURN THIS PROXY
NO POSTAGE NECESSARY IF MAILED IN THE UNITED STATES